SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C.  20549



                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  October 22, 1998


                                LabOne, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                   0-15975                   48-0952323
     --------------------          -----------                ---------------
(State or other jurisdiction       (Commission             (I. R. S. Employer
       of incorporation            File Number)            Identification No.)



             10310 W. 84th Terrace, Lenexa, KS                  66214
          ----------------------------------------             -------
          (Address of principal executive offices)           (Zip Code)



      Registrant's telephone number, including area code:    913-888-1770
                                                             ------------




















                                 Page 1 of 9

ITEM 5.     Other Events
            ------------


        CAUTIONARY STATEMENT UNDER THE SAFE HARBOR PROVISIONS OF THE
              PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995


     LabOne, Inc. (the "Company") is filing this Form 8-K in order to obtain the benefits of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995.

     Certain written and oral statements which have been made and which may be made from time to time by the Company, or by its officers, directors or employees acting on its behalf, that are not statements of historical fact, constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, without limitation, any statement specifically identified by the Company as a forward-looking statement. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, income or loss, earnings or loss per share, capital expenditures, the payment or non-payment of dividends, capital structure and other financial items, (ii) statements of plans and objectives of the Company or its management or Board of Directors, including plans or objectives relating to the products or services of the Company, (iii) statements of future economic performance, and (iv) statements of assumptions underlying the statements described in (i), (ii) and (iii). Forward-looking statements can often be identified by the use in such statements of forward-looking terminology, such as "believes," "expects," "may," "will," "should," "could," "intends," "plans," "estimates" or "anticipates," or the negative thereof, other variations thereon or comparable terminology.

     Forward-looking statements made by or on behalf of the Company involve risks and uncertainties which may cause actual results to differ materially from those in such statements. The Company cautions investors that any forward-looking statement made by the Company is not a guarantee of future performance or results.

     Any forward-looking statement made by or on behalf of the Company speaks only as of the time at which the statement is made. The Company does not undertake to publicly update or correct any forward-looking statement made by or on behalf of the Company.

The list set forth below of factors which could cause actual results to differ materially from those discussed in forward-looking statements made by or on behalf of the Company is not exhaustive. Other factors not identified herein could also have such an effect.

     	Important factors which could cause actual results to differ materially from those discussed in forward-looking statements made by or on behalf of the Company include the following:

Insurance Testing.
------------------
     A substantial portion of the Company's revenues and net earnings are derived from the Company's provision of risk appraisal laboratory services to the insurance industry. The tests performed by the Company are specifically designed to assist an insurance company in objectively evaluating the mortality and morbidity risks posed by policy applicants. The majority of the testing is performed on specimens of individual life insurance policy applicants. The Company also provides testing services on specimens of individuals applying for individual and group medical and disability policies. The Company's results of operations from insurance testing services are subject to a number of risks and uncertainties, including, without limitation, the number of life insurance applications written in the industry, the policy amount thresholds at which insurance companies order tests, the type and cost of tests requested by insurance companies (i.e. blood, urine, saliva, hair, etc.), innovations in the types and cost of tests available for testing which are approved by the Food and Drug Administration, the prices which the Company can charge for performing tests, the nature and extent of competition in the industry and the extent to which insurance companies maintain in-house testing facilities. Changes in these factors are generally beyond the Company's control and are difficult to predict. As a result of these and other risks and uncertainties, future results of the Company's insurance testing operations may be materially better or worse than expected or projected.

Expansion into New Markets.
---------------------------
     The Company's growth strategy entails expanding its laboratory testing services to include: (a) testing for the healthcare industry and (b) substance abuse testing. The Company began offering testing services in these areas in 1994.

     With respect to testing services for the healthcare industry, the Company provides clinical testing services to aid in the diagnosis and treatment of patients. The Company markets its clinical testing services to the payers of healthcare - insurance companies and self-insured groups - through exclusive arrangements with managed care organizations and through the Lab Card Program. The Lab Card Program provides laboratory testing at substantial savings, which savings are shared with the patient to create an incentive for the patient to direct laboratory work to the company. Prior to the Company's adoption of the Program in 1994, the Program was untested in the marketplace. The Program will be successful only to the extent that the Company can continue to convince potential customers of its efficacy and value, patients direct laboratory work to the Company and competitors do not adopt equivalent or superior marketing programs.

     With respect to substance abuse testing, the Company is certified by the Substance Abuse and Mental Health Services Administration (SAMHSA) to perform substance abuse testing for federally regulated employers. The Company is currently marketing substance abuse testing services throughout the country to both regulated and non-regulated employers, including Fortune 1000 companies, third party administrators and occupational health providers.

     Although the Company has met with initial success in marketing its testing services in the healthcare and substance abuse testing industries, there can be no assurance that the Company will be able to continue increasing its market share in these industries or that the Company's provision of testing services in these industries will become profitable. The Company's continued expansion in, and results of operations from, these industries is subject to a number of risks and uncertainties, including, without limitation, the nature and extent of competition, the Company's ability to comply with additional regulatory and certification requirements applicable to testing in these industries, the extent of future efforts in the healthcare industry to control or reduce costs, and the Company's ability to successfully market its services to new customers in new markets.

Cost Reduction Efforts in the Healthcare Industry.
--------------------------------------------------
     The clinical testing industry has been affected by the growth of managed care organizations and the efforts of third party payers to control the utilization and costs of health care services. Managed care organizations have become a significant force in the health care industry. Managed care providers typically contract with a limited number of clinical laboratories and negotiate discounts to the fees charged by such laboratories in an effort to control costs. Many managed care providers have used capitated payment contracts, pursuant to which the managed care provider and the laboratory agree to a per member, per month payment to cover an agreed upon schedule of laboratory tests during the month, regardless of the number or cost of those tests actually performed. The effect of capitated payment contracts is to shift the risks of additional testing beyond that covered by the capitated payment to the clinical laboratory. As a result of the expansion of managed care, many clinical laboratories have experienced declines in test utilization and per-test revenue. In addition, Medicare, Medicaid and insurance companies have increased efforts to control the cost and delivery of health care services, including testing services. These efforts have also reduced prices, added costs and decreased test utilization in the clinical laboratory industry. There is a substantial risk that further reductions in reimbursement rates of third-party payers will occur. The Company believes that it can effectively compete with existing clinical laboratories in providing low cost testing services to managed care companies and third party payers. Even if the Company is successful in marketing its services to managed care companies and insurance companies, continued cost-cutting efforts may further erode the volume of testing and profit margins in the industry and adversely affect the Company's clinical laboratory operations.

Competition.
------------
     The Company currently services over half of the insurance laboratory testing market. The Company has two other main competitors, Osborn Laboratories, Inc. and Clinical Reference Laboratory. The insurance testing industry is highly competitive. The primary focus of the competition is pricing. This continued competition has resulted in a decrease in the average price per test charged by the Company. The clinical laboratory testing market is highly fragmented and very competitive. The Company faces competition from numerous independent clinical laboratories and hospital-owned or physician-owned laboratories. Many of the Company's competitors are significantly larger and have substantially greater financial resources than the Company. The Company competes in the substance abuse testing market nationwide. The Company's major competitors are the three major clinical chains, Laboratory Corporation of America, Quest Diagnostics and SmithKline Beecham Laboratories, who collectively service approximately two-thirds of the substance abuse testing market. The principal methods of competition in the clinical laboratory and substance abuse testing markets are price and timeliness of service. The Company's competitors may take actions to meet the Company's marketing programs and other initiatives, and may be willing to accept lower margins and to reduce prices in order to more effectively compete in the Company's industries. As a result of such actions, the Company could fail to achieve sales and revenues increases or otherwise fail to meet its anticipated results. There can be no assurance that increased competition in the Company's industries will not have a material adverse effect on the Company's business, financial condition and results of operations.

Certification.
--------------
     The Company's laboratory is currently certified to conduct laboratory testing under the Clinical Laboratory Improvement Amendments of 1988 (collectively, as amended, CLIA '88), by the Substance Abuse and Mental Health Services Administration (SAMHSA) and by all other states that require separate licensure. The Company is also accredited by the College of American Pathologists (CAP). Certification and accreditation is essential to the Company's business because some of its customers are required to use certified laboratories, and many of its customers look to certification and accreditation as an indication of accuracy and reliability of results. In order to remain certified and accredited, the Company is subject to frequent inspections and proficiency testing challenges. Failure to meet any of the numerous certification requirements to which the Company is subject could result in suspension or loss of certification. Such suspension or loss of certification could have a material adverse effect on the Company.

General Economic Conditions.
----------------------------
     Demand for the Company's services is dependent on general economic conditions. The Company generally conducts fewer tests for the insurance industry during periods of recession. In addition, recessions and economic slow-downs generally result in fewer new hires, and therefore may lead to fewer pre-employment drug tests for public and private employer customers. Because expenses associated with maintaining the Company's testing work force are relatively fixed over the short term, the Company's profit margins tend to increase in periods of higher testing volume and decrease in periods of lower testing volume.

Fluctuations in Quarterly Operating Results
-------------------------------------------
     The Company's quarterly operating results will be influenced by a host of factors, which include those discussed herein and the following: regulatory matters; the extent to which the Company's services gain market acceptance in new markets; competition; changes in the mix of testing services provided in a given quarter; changes in pricing policies by the Company and by its competitors; acquisition costs and restructuring and other charges associated with acquisitions; the Company's success in implementing its growth strategy; personnel changes; and general economic conditions. As a result of the influence of these factors, the Company's results of operations may fluctuate from quarter to quarter, and the Company's results of operations in any particular quarter may be materially better or worse than expected or projected.

Legal Proceedings.
------------------
     In the ordinary course of its business, claims are made against the Company by individuals alleging false positive or false negative reports. To date, the Company has not experienced any material liability related to these claims, although there can be no assurance that the Company will not at some time in the future experience significant liability in connection with such claims. The Company believes that its liability insurance coverage is adequate for its business. However, there can be no assurance that the Company's existing insurance coverage limits will be adequate to protect the Company from any liabilities it might incur in connection with its operations. Any liabilities in excess of coverage could have a material adverse affect on the Company's business, results of operations and financial condition.

Dependence on Key Personnel.
----------------------------
     The Company is dependent upon a number of key management and technical, sales and marketing personnel. The loss of a number of key employees could have a material adverse effect on the Company. The Company believes that its future success will depend in part upon its continued ability to attract, retain and motivate highly skilled personnel.

Governmental Regulation.
------------------------

     Operation of Clinical Laboratory.
     ---------------------------------
The clinical laboratory industry is subject to significant governmental regulation at the Federal, state and local levels. Virtually all clinical laboratories, including the laboratory owned by the Company, are required to be certified or licensed under CLIA, the Medicare and Medicaid programs and various state and local laws, and may be subject to periodic inspections by regulatory agencies. In 1992, the Department of Health and Human Services issued regulations implementing CLIA '88 which establish quality standards for the conduct of different categories of laboratory tests. The potential penalties for failure to comply with these regulations include denial of the right to conduct business, significant fines and criminal penalties. The Company is also subject to state regulations which may impose more stringent requirements than federal law. Although the Company has instituted programs to ensure that its operations meet all applicable regulatory requirements, there can be no assurance that the Company will always be able to comply with all of such requirements. The loss of a license, imposition of a fine or future changes in such Federal, state and local laws and regulations could have a material adverse effect on the Company.

     Medicare/Medicaid Regulations.
     ------------------------------
A small portion of the Company's revenues from clinical laboratory services are received from Medicare or Medicaid programs. Although the Company does not expect the percentage of its revenues derived from Medicare and Medicaid reimbursements to increase substantially in the future, to the extent that such revenues do increase, the Company's results of operations may be affected by Medicare and Medicaid reimbursement policies. In 1984, Congress established a Medicare fee schedule for clinical laboratory services performed for patients under Part B of the Medicare program.

Subsequently, Congress imposed a national ceiling on the amount that can be paid under the fee schedule. Since 1984, Congress has periodically reduced the ceilings on Medicare reimbursement to clinical laboratories from previously authorized levels. In addition, state Medicaid programs are prohibited from paying more than the Medicare fee schedule for clinical laboratory services provided to Medicaid recipients. It is impossible to predict if additional Medicare reductions will be implemented.

     The Federal government has adopted policies for administration of Medicare payments to clinical laboratories for the most frequently performed automated blood chemistry profiles. The policies establish a consistent nationwide standard for the content of automated blood chemistry profiles and require laboratories performing certain profiles to obtain and provide documentation of the medical necessity of tests included in the profiles for each Medicare beneficiary. The Company incurs additional costs in complying with these regulations.

     Future changes in Federal, state and local regulations affecting government reimbursement of clinical laboratory testing could have an adverse effect on the Company. The materiality of any such adverse effect will depend in part upon the extent to which the Company receives its revenues from Medicare and Medicaid programs.

     Fraud and Abuse Regulations.
     ----------------------------
A wide array of fraud and abuse provisions apply to clinical laboratories participating in Medicare and Medicaid programs. Penalties for violations of these laws include exclusion from participation in Medicare/Medicaid programs and civil and criminal penalties. The Office of Inspector General of the Department of Health and Human Services has developed a sample Model Compliance Plan. Laboratories are being advised to ensure compliance with anti-fraud and abuse laws and rules governing federally-financed reimbursement for laboratory testing services. Even though only a small portion of the Company's business encompasses fee-for-service Medicare/Medicaid, a Chief Compliance Officer and nine Co-Compliance Officers have been appointed. The Company is in the process of developing its own Compliance Plan.

     Drug Testing.
     -------------
Drug testing for certain public sector employees is regulated by SAMHSA, which has established detailed quality standards for drug testing on employees of federal government contractors and certain other entities. Certification by SAMHSA is essential to the Company's substance abuse testing business. See "Certification."

     Environmental and Occupational Safety.
     --------------------------------------
The Company is subject to various federal, state and local laws and regulations concerning the environment and occupational safety and health, including laws and regulations relating to the handling, transportation and disposal of specimens, infectious and hazardous waste and radioactive materials. The Company is subject to extensive regulation relating to workplace safety for healthcare employers whose workers may be exposed to blood-borne pathogens such as HIV. Although the Company is not aware of any material non-compliance with such laws and regulations, any failure to comply could subject the Company to denial of the right to conduct business, fines, criminal and civil penalties and civil liability. The Company cannot predict what environmental or health and safety legislation or regulations will be enacted in the future or how existing or future laws or regulations will be administered or interpreted, nor can it predict the amount of future expenditures which may be required in order to comply with any environmental or health and safety laws or regulations.

Dividends.
----------
     The Company has paid quarterly dividends with respect to shares of Common Stock over the past several years. Declaration and payment of dividends are subject to the discretion of the Company's Board of Directors and may be made only from funds legally available therefor. The Board of Directors reviews the Company's dividend policy on a periodic basis. The Company's ability to pay dividends depends upon the Company's financial condition and results of operations. The Company has paid dividends per share in excess of earnings per share in recent years. There can be no assurance that the Company will be able to, or will continue to, declare and pay dividends with respect to shares of Common Stock.

Single Facility; New Facility.
------------------------------
     The Company's testing operations are contained in a single facility located in Overland Park, Kansas. Although the Company has a full-time alternative power source in the event of an electrical power shortage and has taken steps to limit the possibility of a fire, the facility is subject to risk of fire, earthquake, tornado, telecommunications failure and similar events. Even though the Company does carry business interruption insurance to compensate for losses which might occur, the occurrence of such an event with respect to the Company's testing facility could materially adversely affect the Company's business, results of operations and financial condition.

     The Company is arranging for the construction of a new testing facility to replace the existing laboratory, warehouse and administration facilities. The facility is expected to be completed during the first quarter of 1999. Completion of the new facility in a timely manner is subject to a number of risks and uncertainties, including weather and construction delays.

Year 2000 Computer Concerns.
----------------------------
     Year 2000 computer concerns are the result of computer programs using two digits instead of four digits to identify the applicable year. Such computer programs may recognize a date using "00" as the year 1900 rather than the year 2000. This could result in a system failure or miscalculations, resulting in a disruption of operations. The Company is actively addressing Year 2000 computer concerns. The Company has established an oversight committee which includes management from all parts of the Company and meets periodically to review progress. The Company expects to complete all internal Year 2000 objectives by the end of the first quarter, 1999 and is assessing the Year 2000 preparation and contingency plans of its clients and vendors. Total expenses related to this project are not expected to be material to the Company. However, there can be no assurance that the Company's adjustments to its computer systems will completely eliminate all Year 2000 problems. In addition, there can be no assurance that the systems of clients and vendors will be converted to address Year 2000 problems in a timely and effective manner or that such conversions will be compatible with the Company's computer systems. A failure to properly address the Year 2000 problem could have a material adverse effect on the Company's business, financial condition and results of operations.

Supplies.
---------
     The Company's operations require the supply of insurance testing kits, testing agents and other laboratory supplies. The Company has several suppliers for most of these materials. There can be no assurance, however, that the Company will not experience shortages of such materials or be forced to seek alternative sources of supply. In addition, there can be no assurance that prices for such materials will remain stable. Any shortages of such materials may result in service delays and increased costs which could have a material adverse effect on the Company's business, financial condition and results of operations.




                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                LabOne, Inc.




Date:  October 22, 1998      By:  /s/Kurt E. Gruenbacher
                                   ----------------------
                                  Kurt E. Gruenbacher,
                                  V.P. Finance, Chief Accounting
                                  Officer and Treasurer




Date:  October 22, 1998      By:  /s/Robert D. Thompson
                                   ---------------------
                                  Robert D. Thompson
                                  Executive V.P., Chief Operating
                                  Officer and Chief Financial Officer